                         SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
     Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
     Section 240.14a-12


                    LEASING EDGE CORPORATION
               ----------------------------------------
          (Name of Registrant as Specified In Its Charter)

          ------------------------------------------------------
                    (Name of Person Filing Proxy Statement
                         if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No Fee Required.

[ ]  Fee computed on table below per Exchange Act Rules
     14a-6 (i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

     ----------------------------------------------------------
2) Aggregate number of securities to which transaction applies:

     ----------------------------------------------------------
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11.

     ----------------------------------------------------------
4)   Proposed maximum aggregate value of transaction:

     -----------------------------------------------------------
5)   Total fee paid:

     -----------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

     ------------------------------------------------
     2) Form, Schedule or Registration Statement No.:

     ------------------------------------------------
     3) Filing Party:

     -------------------------------------------------
     4) Date Filed:

     -------------------------------------------------

                                   PRELIMINARY COPY


                    LEASING EDGE CORPORATION
                    6540 South Pecos Road
                    Suite 103
                    Las Vegas, Nevada 89120
                    -------------------------

               NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                     To be held on February 19, 1997


To all Stockholders of
LEASING EDGE CORPORATION

     NOTICE IS HEREBY GIVEN that the Special Meeting of Stockholders of LEASING EDGE CORPORATION, a Delaware corporation (the "Company"), will be held at the Company's headquarters at 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120 on February 19, 1997, at the hour of 9:00 a.m., Pacific Time, for the following purposes:

     1. To approve an Amendment to the Certificate of Incorporation increasing the number of authorized shares of Common Stock from 12,500,000 to 25,000,000;

     2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record at the close of business on December 31, 1996, are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

     All stockholders are cordially invited to attend the Special Meeting in person. However, to assure your representation at that Special Meeting, you are urged to mark, sign, date and return the enclosed proxy for that purpose. Any stockholder attending the Special Meeting may vote in person even if he or she has returned a proxy. A list of stockholders entitled to vote at the Special Meeting will be available at the Company's offices, 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120 for a period of ten (10) days prior to the Special Meeting for examination by any stockholder, and at the Special Meeting itself.

     By order of the Board of Directors.


     /s/ Michael F. Daniels
     --------------------------------
     Michael F. Daniels,
     President

Las Vegas, Nevada
December 31, 1996


     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE COMPANY'S BOARD OF DIRECTORS, AND RETURN IT IN THE PRE-ADDRESSED ENVELOPE WHICH HAS BEEN PROVIDED. ANY STOCKHOLDER MAY REVOKE HIS PROXY AT ANY TIME BEFORE THE MEETING BY WRITTEN NOTICE TO SUCH EFFECT, BY SUBMITTING A SUBSEQUENTLY DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                              PRELIMINARY COPY


                    LEASING EDGE CORPORATION
                    6540 South Pecos Road
                    Suite 103
                    Las Vegas, Nevada 89120
                    ---------------------------

                    PROXY STATEMENT FOR SPECIAL
                    MEETING OF STOCKHOLDERS
                    ---------------------------

General

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of LEASING EDGE CORPORATION (the "Company"), a Delaware corporation, for use at the Special Meeting of Stockholders to be held at the Company's headquarters at 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120 on February 19, 1997, at the hour of 9:00 a.m., Pacific Time, and at any adjournment thereof (the "Special Meeting").

     At the Special Meeting, the stockholders of the Company will be asked: (1) to approve the Amendment to the Certificate of Incorporation increasing the number of authorized shares from 12,500,000 to 25,000,000; and (2) to transact such other business as may properly come before the meeting. All proxies which are properly completed, signed and returned to the Company prior to the Special Meeting will be voted.

      The approximate date upon which this Proxy Statement and the enclosed form of proxy will first be sent to all stockholders who are entitled to vote at the Special Meeting is on or about
January 17, 1997.


Record Date; Outstanding Shares

     Stockholders of record of the Company's Common Stock at the close of business on December 31, 1996, (the "Record Date") shall be entitled to one (1) vote for each share then held. There were outstanding on said date 4,250,919 shares of Common Stock owned by approximately 220 stockholders of record.


Voting and Solicitation

     The affirmative vote of the record holders of a majority of the Common Stock present in person or by proxy at the Special
Meeting is required to approve the amendment to the Company's

Certificate of Incorporation. Abstentions and broker non-votes will have the same effect as a vote against the approval of the amendment to the Company's Certificate of Incorporation.


     The Company will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this Proxy Statement and other material which may be sent to stockholders in connection with this solicitation. Officers and regular employees may solicit proxies by mail, telephone, telegraph and personal interview, for which no additional compensation will be paid. The Company may reimburse persons holding shares in their names or in the names of nominees for their reasonable expenses in sending proxies and proxy material to their principals.


Revocability of Proxies

     Stockholders who execute proxies retain the right to revoke them at any time by notice in writing to the Secretary of the Company, by revocation in person at the meeting or by presenting a later dated proxy. Unless so revoked, the shares represented by proxies will be voted at the meeting in accordance with the directions given therein.


PROPOSAL ONE

               APPROVAL OF AN AMENDMENT TO THE
               CERTIFICATE OF INCORPORATION TO
               INCREASE THE AUTHORIZED COMMON STOCK

     The Board of Directors has recommended the adoption of an amendment to the Company's Certificate of Incorporation which will increase the authorized Common Stock from 12,500,000 shares to 25,000,000 shares.


Reasons for the Proposed Amendment

     At November 15, 1996, the Company had 4,011,211 shares of
Common Stock outstanding. Because the Company desires to enhance its flexibility in connection with possible future actions such as stock dividends or splits, acquisitions, adoption of stock option or similar employee benefit plans, the funding of capital and operating expenditures or other corporate purposes, the Company would like to increase the authorized number of shares of its Common Stock. The future issuance of any newly authorized stock, if any, would be authorized by resolution of the Board of Directors without further approval of the stockholders. At this time, other than to be reserved for issuance pursuant to certain presently outstanding options and warrants, no specific use for the increased shares is contemplated.

     On or about April 30, 1996, the Company issued 1,200,000 Class C Warrants and 1,200,000 Class D Warrants to a group of investors as part of a private placement of the Company's securities for an aggregate purchase price of $500,000.00. The Class C Warrants entitle the holder of each warrant to purchase one share of Common Stock at an exercise price of $1.625 per share; the Class D Warrants provide for an exercise price of $1.75. Both Class C and Class D warrants are exercisable from September 1, 1996 and expire on April 30, 1998. In addition, on or about November 1, 1996, the Company offered and sold an aggregate of 799,995 Class C Warrants and an aggregate of 799,995 Class D Warrants for a total consideration of $350,000 and on or around November 15, 1996, the Company offered and sold an aggregate of 319,998 Class C Warrants and an aggregate of 319,998 Class D Warrants for a total consideration of $139,970.

     None of the warrant issuances described above has resulted in a change of control of the Company. In the event that a person or a group of persons purchase a sufficient number of warrants and exercise them, such exercise could result in a change of control of the Company.

     The additional Common Stock would be authorized subject to the same voting rights which now apply. As provided for in the Board of Directors resolution, the FOURTH paragraph of the Company's Certificate of Incorporation will be amended to read as follows:

     FOURTH: A. The Corporation shall be authorized to issue (i) twenty-five million (25,000,000) shares of common stock, one cent
($.01) par value...


Recommendation of the Board of Directors

     The Board of Directors recommends that stockholders vote FOR the adoption of an amendment to the Company's Certificate of Incorporation which will increase the authorized Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of November 15, 1996, certain information concerning those persons known to the Company, based on information obtained from such persons, with respect to the beneficial ownership (as such term is defined in Rule 13d-3 under the Securities Act of 1934) of shares of Common Stock, $0.01 par value, of the Company by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each Director of the Company, (iii) the Company's Chief Executive Officer and each other executive officer who received more than $100,000 in annual compensation in 1996 (no officer other than the Chief Executive Officer received annual compensation in excess of $100,000 in any of the three years ended December 31, 1996) and (iv) all executive officers and Directors as a group:

Name and Address of
Beneficial Owner (1)
-------------------------------
Michael F. Daniels

William G. McMurtrey

L. Derrick Ashcroft

Larry M. Segall

David C. Ward

Select Media, Inc.

All Directors and
Executive Officers
as a Group (6 persons)
---------------------------------
Amount and Nature of
Beneficial Ownership (2)

539,625 (4)

178,888 (5)

152,500 (6)

266,875 (7)

40,000 (8)

248,000 (9)

1,220,388

Percentage of Class (3)
-----------------------------
12.9%

4.4%

3.7%

6.3%

1.0%

5.8%

26.1%
_________________

(1)  The address for all individuals identified herein is 6540 S.
Pecos Road, Suite 103, Las Vegas, Nevada  89120.

(2) Unless otherwise noted, the Company believes that all persons named in the table have sole investment power with respect to all shares of Common Stock beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from the date hereof upon the exercise of warrants or options or upon the conversion of convertible securities. Each beneficial owner's percentage ownership is determined by assuming that options or warrants or shares of convertible securities that are held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from the date hereof have been exercised or converted.

(3) Based on 4,011,211 shares of Common Stock outstanding as of November 15, 1996.

(4) Includes options to purchase 180,250 shares of Common Stock granted to Mr. Daniels which are currently exercisable.

(5) Includes options to purchase 40,000 shares of Common Stock granted to Mr. McMurtrey which are currently exercisable.

(6) Includes options to purchase 147,500 shares of Common Stock granted to Mr. Ashcroft which are currently exercisable.

(7) Includes options to purchase 254,000 shares of Common Stock granted to Mr. Segall which are currently exercisable.

(8) Includes options to purchase 30,000 shares of Common Stock granted to Dr. Ward which are currently exercisable.

(9) Includes options to purchase 248,000 shares of Common Stock which are currently exercisable.

Certain Relationships and Related Transactions

     Customer Relationship. Mr. Segall, a director of the Company, is also an officer of Tiffany & Co., which is one of the Company's customers. Mr. Segall receives no cash or other remuneration from the Company other than a fee for his services as a director and participation in certain of the Company's stock option plans. The Company believes the terms of its arrangement with Tiffany & Co. are fair and have been reached on an arms-length basis.

MISCELLANEOUS

     The Board of Directors does not intend to present and knows of no others who intend to present at the meeting any matter or business other than that set forth in the accompanying Notice of Special Meeting of Stockholders. If other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying form of proxy to vote any proxies on such matters in accordance with their judgment.


          By order of the Board of
          Directors,


          /s/ Michael F. Daniels
          -----------------------------
          Michael F. Daniels, President

Las Vegas, Nevada
December 31, 1996

APPENDIX                                PRELIMINARY COPY

               LEASING EDGE CORPORATION

          PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON FEBRUARY 19, 1997

     The undersigned hereby appoints Michael Daniels and William Vargas, individually and jointly proxies of the undersigned, with full power of substitution, to vote all shares of Common Stock, par value $.01 per share, of Leasing Edge Corporation, a Delaware Corporation (the "Company"), the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on February 19, 1997 at 9:00 a.m., Pacific Time, at the Company's headquarters at 6540 South Pecos Road, Suite 103, Las Vegas, Nevada 89120, or any adjournments or postponements thereof, with all the powers the undersigned would have if personally present on the following matters:

1.   Approval of an Amendment to the
     Certificate of Incorporation to    FOR  AGAINST   ABSTAIN
     Increase the Authorized Common
     Stock from 12,500,000 shares to     /  /   /  /     /  /
     25,000,000 shares.

2.   In their discretion, the above-
     named proxies are authorized to     FOR  AGAINST  ABSTAIN
     vote in accordance with their own
     judgment upon such other matters    /  /    /  /    /  /
     as may properly come before the
     Special Meeting or any adjournments
     or postponements thereof.

This proxy when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is indicated, this proxy will be voted "AGAINST" Item 1 and the proxies will use their discretion with respect to any matters referred to in Item 2.

The undersigned stockholder(s) acknowledges receipt of an accompanying Notice of Special Meeting of Stockholders and
accompanying Proxy Statement dated                   , 199  .
                                   -------------------    --

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Dated:
     ------------------------------
Signature(s):
               -------------------------------------------------
(Note: Please complete, date and sign exactly as your name appears hereon. When signing as attorney, administrator, executor, guardian, trustee or corporate official, please add your title. If shares are held jointly, each holder should sign.)
               RETURN THIS PROXY IN THE ENCLOSED ENVELOPE

<Corresp>







                              December 31, 1996


VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


     Re:  Proxy Statement of Leasing Edge Corporation


Ladies and Gentlemen:

          On behalf of our client, Leasing Edge Corporation, a Delaware corporation (the "Company"), pursuant to Rule 14a-6(a) under the Securities Exchange Act of 1934 (the "Act"), we hereby submit for filing via direct electronic transmission: (1) the Company's Proxy Statement relating to its 1997 Special Meeting;
(2) a Notice of Special Meeting; and (3) the Proxy Card.

          The Company intends to commence mailing the enclosed proxy materials to its stockholders on or about January 17, 1997.

          If you have any comments or questions, please contact the undersigned or Stephen M. Davis of this office at (212) 832-
8300.

          Please acknowledge receipt of the enclosed materials by stamping the enclosed copy of this letter and returning it to me in the envelope provided.


                              Very truly yours,

                              /s/ Victoria J. Vitrano
                              ------------------------
                              Victoria J. Vitrano

Enclosures
87691